REVOCABLE PROXY
IPS NEW FRONTIER FUND
A SERIES OF IPS FUNDS
 X PLEASE MARK VOTES AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF THE FUND

                The undersigned, being a holder of shares of a the IPS New Frontier Fund (the “Fund”), a series of IPS Funds, acknowledges receipt of the notice of the special meeting of shareholder of the Fund to be held on March 30, 2005, and the accompanying proxy statement, and appoints Robert Loest and Greg D’Amico, and either of them, the attorneys of the undersigned, with power of substitution, for and in the name of the undersigned, to vote as proxies for the undersigned the number of shares of the Fund the undersigned would be entitled to vote if personally present at the special meeting of the Fund, as stated, and at any adjournment and adjournments thereof, upon the following matters (Management recommends a “For” vote on item No. 1):

	For	Withhold	Abstain
1. Approval of the Agreement and Plan of Reorganization, dated as of March 30, 2005, by and between IPS Funds and Integrity Funds.	|__|	|__|	|__|
2. Other Matters to Come Before the Meeting.

                The shares covered by this proxy will be voted in accordance with the selection indicated.  IF NO SELECTION IS MADE, THEY WILL BE VOTED IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

                Please sign exactly as your name appears on the share certificate.  When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.  If signer is a corporation, sign full corporate name by duly authorized officer.  If shares are held in the name of two or more persons, all should sign.

Please be sure to sign and date this Proxy in the box below	Date

Shareholder sign above Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

IPS NEW FRONTIER FUND
A SERIES OF IPS FUNDS

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED

REVOCABLE PROXY
IPS MILLENNIUM FUND
A SERIES OF IPS FUNDS
          X  PLEASE MARK VOTES AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF THE FUND

                The undersigned, being a holder of shares of a the IPS Millennium Fund (the “Fund”), a series of IPS Funds, acknowledges receipt of the notice of the special meeting of shareholder of the Fund to be held on March 30, 2005, and the accompanying proxy statement, and appoints Robert Loest and Greg D’Amico, and either of them, the attorneys of the undersigned, with power of substitution, for and in the name of the undersigned, to vote as proxies for the undersigned the number of shares of the Fund the undersigned would be entitled to vote if personally present at the special meeting of the Fund, as stated, and at any adjournment and adjournments thereof, upon the following matters (Management recommends a “For” vote on item No. 1):

	For	Withhold	Abstain
1. Approval of the Agreement and Plan of Reorganization, dated as of March 30, 2005, by and between IPS Funds and Integrity Funds.	|__|	|__|	|__|
2. Other Matters to Come Before the Meeting.

                The shares covered by this proxy will be voted in accordance with the selection indicated.  IF NO SELECTION IS MADE, THEY WILL BE VOTED IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

                Please sign exactly as your name appears on the share certificate.  When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.  If signer is a corporation, sign full corporate name by duly authorized officer.  If shares are held in the name of two or more persons, all should sign.

Please be sure to sign and date this Proxy in the box below	Date

Shareholder sign above Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

IPS MILLENNIUM FUND
A SERIES OF IPS FUNDS

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED